UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
Gregory A. Reid Salient Midstream & MLP Fund 4265 San Felipe, 8th Floor Houston, TX 77027	George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

Item 1.	Report to Stockholders.

Salient

Salient Midstream & MLP Fund

Semiannual Report
to Shareholders

May 31, 2016
(Unaudited)

Salient Midstream & MLP Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient Midstream & MLP Fund (the “Fund”) (NYSE: SMM) which contains updated data as of May 31, 2016.

As of May 31, 2016, the Fund had total consolidated assets of $289.3 million, net assets applicable to our common shares of $207.4 million (net asset value of $11.70 per share) and 17.7 million common shares outstanding. The Fund’s price per share was $10.55, which represents a 9.8% discount to its net asset value (“NAV”).2

The Fund’s investment allocation is shown in the pie chart below:

For illustrative purposes only.

Source: Salient Capital Advisors, LLC (“Advisor”), May 31, 2016.

Figures are based on the Fund’s consolidated gross assets.

*General Partners that are structured as C-Corporations for US federal tax purposes

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not indicative of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 consolidated holdings are shown below, as of May 31, 2016:1

Company Name	Sector	% of Gross Assets
ONEOK, Inc.	General Partner	8.8%
The Williams Companies, Inc.	General Partner	8.4%
MarkWest Utica EMG, LLC	MLP Affiliate	8.4%
Enbridge Energy Management, LLC	MLP Affiliate	8.0%
Plains GP Holdings LP	General Partner	6.6%
Targa Resources Corp.	Midstream Company	5.1%
EnLink Midstream LLC	General Partner	4.6%
Spectra Energy Corp.	Midstream Company	4.5%
NGL Energy Partners LP	MLP	3.6%
Macquarie Infrastructure Company LLC	Other Energy & Infrastructure	3.6%
Total		61.6%

For illustrative purposes only.

Current and future holdings are subject to change and risk. Figures are based on the Fund’s consolidated gross assets.

Source: Salient Capital Advisors, LLC (“Advisor”), May 31, 2016.

During the first half of the fiscal year (December 1, 2015 – May 31, 2016), the Fund’s NAV and market price total return were (11.5%) and (11.4%), respectively, compared to 5.2% for the Alerian MLP Index (AMZ), during the same period.2 The performance rebounded in fiscal Q2-16 with the Fund’s NAV and market price generating total returns of 58.2% and 48.3%, respectively, compared to 23.3% for the (AMZ), during the same period.2,3 Some of the top contributing investments held by the Fund during the first half of the fiscal year include ONEOK, Inc. (NYSE: OKE), Targa Resources Corp (NYSE: TRGP) and Enable Midstream Partners, LP (NYSE: ENBL). Top detractors to Fund performance include Energy Transfer Equity, L.P. (NYSE: ETE), Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT) and The Williams Companies, Inc. (NYSE: WMB).

Performance Snapshot

as of May 31, 2016 (unaudited)

Price Per Share	Fiscal YTD Total Return*	Since Inception* (Annualized)

$11.70 (NAV)	(11.5%)	(5.5%	)
$10.55 (Market Price)	(11.4%)	(7.9%	)

Source: Salient Capital Advisors, LLC (“Advisor”), May 31, 2016.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

*Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions. Inception date of the Fund was May 25, 2012.

1 Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Data are based on total market value of Fund investments unless otherwise indicated. The data provided are for informational purposes only and are not intended for trading purposes.

2 Alerian, May 31, 2016.

3 Past performance is not indicative of future results.

Market Review

Flipping the script on Charles Dickens, the last six months have been the worst of times and the best of times for Master Limited Partnership (MLP) investors. From December 2015 through the middle of February 2016, it was certainly the worst of times as crude oil crashed to a 13-year low of just over $26 and MLPs wiped out six years of gains.1 At the February 11th closing low, the AMZ was down 28.2% in 2016, 30.7% since the beginning of the Fund’s fiscal year (November 30th), and 58.2% from its all-time high set back in August 2014.2 Crude oil then began to rally sharply over the next three months, closing May at $49.10. MLPs rallied along with crude oil, gaining 52% off the February lows. The AMZ exited May with a three-month winning streak, gaining 9.1% in calendar 2016 and 5.2% for the Fund’s fiscal year.

MLPs were in free-fall when our fiscal year began (December 1, 2015) as it appeared investors were tax loss harvesting after a tough year.3 The selling intensified when midstream sector stalwart Kinder Morgan, Inc. (NYSE: KMI) announced on December 8th that it intended to cut its dividend by 76%.4 KMI’s drastic action was an attempt to avoid losing its prized investment grade status from the ratings agencies. Keeping its investment grade rating was critical for KMI as energy credit spreads, particularly high-yield, were widening.5 While we would argue that many of KMI’s problems were specific to KMI, the fear of widespread dividend and distribution cuts rippled through the midstream space. As a result, MLPs closed out December with a 3.6% loss – the seventh negative month out of the last eight.

The change in the calendar unfortunately did not change MLP investor fortunes. Hopes for a “January Effect” were dashed early on when the Chinese markets struggled to start the year, falling 7% on January 5th alone.6,7 Since growth in Chinese crude oil demand is a meaningful component (~40%) of global demand growth expectations, crude oil resumed its downward spiral and set a new 12-year low as that growth was called into question.

We entered fourth quarter MLP earnings season at a tipping point. Many believed that a wave of distribution cuts could have potentially sent the AMZ crashing to the November 2008 levels, but major cuts in the midstream space did not happen. While we did see approximately 20 MLPs cut distributions with the 4Q declarations, only three were midstream names – KMI, Global Partners (NYSE: GLP), and Azure Midstream Partners (NYSE: AZUR).4,8,9 While midstream MLPs in most cases held or increased distributions, many of their Exploration & Production (E&P) customers were busy shoring up their own balance sheets. E&P companies issued approximately $9 billion of equity during 1Q16, which was a

1 FactSet, May 31, 2016.

2 Alerian, May 31, 2016.

3 Tax loss harvesting is the practice of selling a security that has experienced a loss. By realizing, or “harvesting” a loss, investors are able to offset taxes on both gains and income. The sold security is replaced by a similar one.

4 Kinder Morgan, December 8, 2015. Kinder Morgan Announces 2016 Outlook. [Press release]. Retrieved here:

http://ir.kindermorgan.com/press-release/kinder-morgan-announces-2016-outlook

5 Yield spread is the difference between two instruments. A widening spread means that the riskier instrument has become relatively more expensive (i.e. investors are demanding more yield to hold).

6 The January Effect is a seasonal increase in stock prices during the month of January. Analysts generally attribute this rally to an increase in buying, which follows the drop in price that typically happens in December when investors, engaging in tax-loss harvesting to offset realized capital gains, prompt a sell-off.

7 CNN Money, January 7, 2016. China stock trading abruptly halted after 7% plunge. Retrieved here:

http://money.cnn.com/2016/01/06/investing/china-stocks-halted/

8 Global Partners LP, January 28, 2016. Global Partners Announces Reduction in Quarterly Distribution for the Fourth Quarter of 2015.

[Press release]. Retrieved here: http://phx.corporate-ir.net/phoenix.zhtml?c=190320&p=irol-newsArticle&ID=2133088

9 Azure Midstream Partners, LP, February 1, 2016. Azure Midstream Partners Announces Temporary Suspension of Q4 2015 Distribution. [Press release]. Retrieved here: http://investor.azuremidstreampartners.com/phoenix.zhtml?c=253822&p=irol-newsArticle&ID=2133893 tenfold increase quarter-over-quarter.1 Once E&Ps had demonstrated that the equity markets were open, energy credit spreads also began contracting as the threat of widespread bankruptcies seemed to have been averted. March, April and May saw strong rallies in crude oil, which in turn led to rallies in debt markets and MLPs. The graph below shows how crude, credit spreads, and the AMZ have moved in concert over the last six months.

Fates Intertwined: High Yield Credit Spreads (Inverted), AMZ, and WTI2

Source: Bloomberg, FactSet May 31, 2016. For illustrative purposes only. Past performance is not indicative of future results. The index reflects the reinvestment of dividends and income and does not reflect deductions for fees, expenses or taxes. The index is unmanaged and is not available for direct investment. The graph is inverted due to the inverse relationship between the Alerian MLP Index (AMZ) performance and the High Yield credit spread. As the AMZ’s performance moves up the AMZ yield moves down the yield spread between the AMZ and high yield non-investment grade corporate debt narrows.

Once the E&P sector was able to re-capitalize, it appears that investors felt that it was safe to get back in the water.3 Continued strong growth in global crude oil demand combined with supply disruptions due to Canadian wildfires, militant attacks in Libya and Nigeria, and the continued economic issues in Venezuela has tightened the global crude oil balance considerably. In fact, the International Energy Agency (IEA) is now calling for the global market to be in balance by the end of this year, a full year earlier than its prior estimate.4 It does not appear that Organization of Petroleum Exporting Countries (OPEC) has much in the way of spare production capacity above its current 31 million barrels per day of output so we believe it will be incumbent that North American producers will have to pick up the slack should world demand continue to grow. For that to happen, we believe that crude oil prices will need to continue to rise to a level that encourages new development. While we are not quite there yet, we are definitely in a better place at the end of May 2016 than we were at the end of November 2015.

1 Bloomberg, March 1, 2016. Battered U.S. Oil Firms Raise Most in Equity Sales Since ’99. Retrieved here:

http://www.bloomberg.com/news/articles/2016-03-01/weatherford-plans-80-million-share-sale-in-secondary-offering

2 West Texas Intermediate (WTI) also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing.

3 Recapitalization is a type of corporate reorganization involving substantial change in a company’s capital structure. Example, a highly leveraged company (one that is largely financed with debt) may repay most of its debt and issue stock so that it is financed with equity.

4 IEA, June 14, 2016. Oil Market Report. Retrieved here: https://www.iea.org/oilmarketreport/omrpublic/

Summary

Our long-term investment philosophy remains focused on MLPs and Midstream Companies that have the potential to achieve above average distribution growth which, we believe, leads to potentially higher long-term returns for investors. However, we have been in a period of heightened volatility where investors have placed a premium on safety and predictability rather than growth potential. Fortunately, we do not believe that the two characteristics are mutually exclusive. It is our opinion that successful MLPs achieve above average distribution growth in no small part because their operations allow them to outperform in both rising and falling commodity price environments. Being disciplined and sticking to our focus on choosing quality names using our “bottom up” stock selection approach will be more important than ever as the recent weakness in MLPs has potentially created an opportunity to build positions in names that are well positioned to weather the current volatility and emerge even stronger going forward.

Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President

MLP Business, Salient Capital Advisors, LLC

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

Period Ended May 31, 2016
Net investment income (loss), before income taxes..	$2,591,704
Reconciling items:
Return of capital of distributions (a)	7,313,865
Dividends paid in stock (b)	1,181,328
Option premium earnings (c)	60,021
Deferred carried interest on investment in EMG Utica (d)	118,600
Distributable cash flow (non-GAAP)	$11,265,518
Distributions paid on common stock (d)	$11,519,591
Distributable cash flow coverage ratio (non-GAAP)	0.98
Distributable cash flow coverage ratio since inception (non-GAAP)	0.97

Reconciliation of distributable cash flow to GAAP

(a) GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b) Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c) We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2 — Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

(d) Deferred carried interest is a non-cash expense and represents a share of the profits of EMG Utica that will be realized at the time distributions are received.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments

May 31, 2016 (Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—134.4%
Gathering & Processing—36.7%
United States—36.7%
American Midstream Partners LP	331,599	$4,078,668
Enable Midstream Partners LP(a)	654,615	9,537,740
EnLink Midstream LLC(a)	849,001	13,303,846
EnLink Midstream Partners LP(a)	196,011	3,085,213
MarkWest Utica EMG, LLC(d)(e)(f)(g)(h)	16,000,000	24,262,000
Midcoast Energy Partners LP	197,951	1,613,301
Summit Midstream Partners LP(a)	150,536	3,152,225
Targa Resources Corp.(a)	341,674	14,633,897
Western Gas Partners LP(a)	49,278	2,455,523

		76,122,413

Liquids Transportation & Storage—36.5%
Canada—1.0%
TransCanada Corp.	51,880	2,150,945

Republic of the Marshall Islands—3.5%
VTTI Energy Partners LP(a)	355,993	7,226,658

United States—32.0%
Arc Logistics Partners LP(b)	189,185	2,213,464
Enbridge Energy Management LLC(a)(c)(d)	1,059,408	23,158,659
MPLX LP(a)	84,122	2,683,492
NGL Energy Partners LP(a)(l)	696,901	10,467,453
Plains GP Holdings LP(a)	2,023,080	18,996,721
Rose Rock Midstream LP	109,729	2,831,008
SemGroup Corp.	187,752	5,968,636

		66,319,433

Marine Midstream—7.8%
Republic of the Marshall Islands—7.8%
Capital Product Partners LP	1,796,361	5,281,301
Dynagas LNG Partners LP	239,947	3,428,843
Golar LNG Partners LP(a)	442,095	7,520,036

		16,230,180

Natural Gas Pipelines & Storage—41.7%
United States—41.7%
DCP Midstream Partners LP(a)	111,617	3,742,518
Energy Transfer Partners LP(a)	281,523	10,208,024
Kinder Morgan, Inc.	194,052	3,508,460
ONEOK, Inc.(a)	587,041	25,389,523
Spectra Energy Corp.	409,019	13,031,345
The Williams Cos., Inc.(a)	1,096,259	24,293,100

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2016 (Unaudited)

	Shares/Units	Fair Value
Williams Partners LP(a)	195,422	$6,237,870

		86,410,840

Oil Service & Other Specialty—1.0%
United States—1.0%
Archrock Partners LP(a)	142,650	2,035,616

Other Energy & Infrastructure—9.1%
United States—9.1%
Macquarie Infrastructure Corp.(a)	144,620	10,356,238
NRG Yield, Inc., Class A(a)	330,184	4,787,668
NRG Yield, Inc., Class C(a)	245,097	3,789,200

		18,933,106

Refined Products—1.6%
United States—1.6%
Buckeye Partners LP(a)	44,623	3,209,286

Total Master Limited Partnerships and Related Companies (Cost $283,922,055)		278,638,477

	Principal Amount
Convertible Bond—0.0%(i)
Other Energy & Infrastructure—0.0%(i)
United States—0.0%(i)
Ascent Resources—Utica LLC(b)(j) 3.50% (or 3.50% PIK), 03/01/2021	$2,070,612	62,118

Total Convertible Bond (Cost $2,070,612)		62,118

Total Investments—134.4% (Cost $285,992,667)		278,700,595
Credit Facility—(32.8)%		(68,039,219)
Other Assets and Liabilities—(1.6)%		(3,221,612	)(k)

Total Net Assets Applicable to Common Shareholders—100.0%		$207,439,764

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(a)

All or a portion of these securities are held as collateral for the line of credit agreement. As of May 31, 2016 the total fair value of securities held as collateral for the line of credit agreement is $201,551,761.

(b)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(c)	Distributions are paid-in-kind.
(d)	Non-income producing security.
(e)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 11.7% of net assets applicable to common shareholders. See notes to consolidated financial statements for further information.

(f)	Security is indirectly held by EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”).

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2016 (Unaudited)

(g)

EMG Utica has been deemed illiquid by the Advisor based on procedures approved by the Board of Trustees and represents 11.7% of net assets applicable to common shareholders. See footnote 2(g) in the notes to consolidated financial statements for further information.

(h)

EMG Utica is a restricted security exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to consolidated financial statements for further information.

(i)	Less than 0.5%.
(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the value of these securities was $62,118, representing less than 0.05% of net assets. These securities have been deemed illiquid based on procedures approved by the Board of Trustees.

(k)	Includes cash which is being held as collateral for written options.
(l)

All or a portion of these securities are held as collateral for the written call options. As of May 31, 2016 the total fair value of securities held as collateral for the written call options is $2,446,758.

Written Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
NGL Energy Partners LP	Call	$15.00	06/17/2016	1,629	$79,347	$(118,103)	$(38,756)

					$79,347	$(118,103)	$(38,756)

Salient Midstream & MLP Fund invested in the following industries as of May 31, 2016:

	Value	% of Total Investments
Gathering & Processing	$76,122,413	27.3%
Liquids Transportation & Storage	75,697,036	27.2%
Marine Midstream	16,230,180	5.8%
Natural Gas Pipelines & Storage	86,410,840	31.0%
Oil Service & Other Specialty	2,035,616	0.7%
Other Energy & Infrastructure	18,995,224	6.8%
Refined Products	3,209,286	1.2%

Total	$278,700,595	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of May 31, 2016:

	Value	% of Total Investments
Canada	$2,150,945	0.8%
Republic of the Marshall Islands	23,456,838	8.4%
United States	253,092,812	90.8%

Total	$278,700,595	100.0%

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Assets, Liabilities and Shareholders’ Equity

May 31, 2016 (Unaudited)

Assets:
Investments, at value (cost $285,992,667)	$278,700,595
Cash and cash equivalents	1,891,455
Deferred tax asset	3,968,000
Deposit with broker for written options	79,367
Receivable for investments sold	4,138,068
Interest and dividends receivable	537,335
Prepaids and other assets	12,451

Total Assets	289,327,271

Liabilities:
Credit Facility	68,039,219
Payable for investments purchased	4,161,345
Written options, at value (premiums received $79,347)	118,103
Payable to Advisor	230,535
Payable to affiliate	571,158
Payable to trustees	11,611
Payable for chief compliance officer fees	42,265
Interest payable	81,047
Line of credit commitment fee payable	12,925
Accounts payable and accrued expenses	455,436
Deferred tax liability	8,163,863

Total Liabilities	81,887,507

Net Assets applicable to common shareholders	$207,439,764

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 17,722,449 shares issued and outstanding (unlimited shares authorized)	$177,224
Paid-in capital	315,843,886
Accumulated net investment loss	(18,479,659)
Accumulated net realized loss	(80,878,859)
Net unrealized depreciation	(9,222,828)

Net assets applicable to common shareholders	$207,439,764

Net Asset Value:
Net assets applicable to common shareholders	$207,439,764
Common shares outstanding	17,722,449
Net asset value per common share outstanding	$11.70

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Operations

For the Six Months Ended May 31, 2016 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$4,902,189
Less return of capital on distributions	(4,902,189)

Net distributions from master limited partnerships	—
Dividends from master limited partnership related companies	7,614,342
Less return of capital on dividends	(2,411,676)

Net dividends from master limited partnership related companies	5,202,666
Interest Income	37,032
Foreign taxes withheld	(37,451)

Total Investment Income	5,202,247

Operating Expenses:
Investment management fees	1,446,629
Sub-advisory fees	80,030
Administration fees	108,265
Custodian fees	14,919
Interest expense	437,696
Line of credit commitment fees	90,706
Professional fees	115,153
Trustees fees	57,527
Chief compliance officer fees	33,119
Carried interest	118,600
Other expenses	107,899

Total Expenses	2,610,543

Net Investment Income	2,591,704

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(46,102,094)
Net realized gain on written option contracts	60,021
Net realized gain on foreign currency	36

Net realized loss, before income taxes	(46,042,037)
Deferred tax expense	11,758,518

Net realized loss, net of income taxes	(57,800,555)

Change in unrealized appreciation/depreciation from investments and written options contracts, before income taxes	10,183,817
Deferred tax benefit	(11,827,613)

Change in unrealized appreciation/depreciation from investments and written options contracts, net of income taxes	22,011,430

Net realized and unrealized loss from investments and written options contracts	(35,789,125)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(33,197,421)

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statements of Changes in Net Assets

	Six Months Ended May 31, 2016	Year Ended November 30, 2015
	(Unaudited)
Operations:
Net investment income, net of income taxes	$2,591,704	$1,620,443
Net realized gain/(loss), net of income taxes	(57,800,555)	7,340,165
Change in unrealized appreciation/depreciation, net of income taxes	22,011,430	(219,930,525)

Net decrease in net assets applicable to common shareholders resulting from operations	(33,197,421)	(210,969,917)

Distributions:
Net investment income	(11,519,591)	(1,620,443)
In excess of net investment income	—	(22,613,511)
Net realized gains	—	(3,491,322)
From return of capital	—	(1,818,045)

Total distributions to common shareholders	(11,519,591)	(29,543,321)

Net decrease in net assets applicable to common shareholders	$(44,717,012)	$(240,513,238)

Net Assets:
Beginning of period	252,156,776	492,670,014

End of period	$207,439,764	$252,156,776

Accumulated net investment loss	$(18,479,659)	$(9,551,772)

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Cash Flows

For the Six Months Ended May 31, 2016

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(33,197,421)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(149,301,382)
Proceeds from disposition of investments	200,908,967
Premiums from written options	(155,143)
Premiums paid on exercised written options	(75,796)
Net realized loss on investments	57,860,612
Net realized gain on written options	(60,021)
Change in unrealized appreciation/depreciation from Investments	(22,011,430)

Change in operating assets and liabilities:
Deposit with broker for written options	(79,367)
Interest and dividends receivable	(259,980)
Deferred Tax Asset	1,360,074
Prepaid and other assets	21,905
Interest payable	(32,494)
Payable to Advisor	(166,886)
Payable to affiliate	118,600
Payable to trustees	11,611
Payable for chief compliance officer fees	42,265
Line of credit commitment fee payable	6,675
Deferred tax liability	(5,555,750)
Accounts payable and accrued expenses	(130,771)

Net cash provided by operating activities	49,304,268

Cash flows from financing activities:
Repayments on credit facility	(42,360,781)
Distributions paid to common shareholders, net of reinvestments	(11,519,591)

Net cash used in financing activities	(53,880,372)

Net decrease in cash and cash equivalents	(4,576,104)
Cash and cash equivalents at beginning of year	6,467,559

Cash and cash equivalents at end of year	$1,891,455

Supplemental schedule of cash activity:
Cash paid for interest during the year	$470,190
Cash paid for line of credit commitment fees during the year	77,781
Supplemental schedule of non-cash activity:
Distributions received in-kind	1,181,328

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Financial Highlights

	Six Months Ended May 31, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period from May 24, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data:(2)
Net Asset Value, beginning of period	$14.23	$27.80	$24.29		$19.40		$20.00
Income(Loss) from operations:
Net investment income/(loss)(3)	0.15	0.09	(0.19)		(0.11)		0.01
Net realized and unrealized gain/(loss) from investments	(2.03)	(11.99)	5.15		6.37		1.00

Net increase (decrease) resulting from operations	(1.88)	(11.90)	4.96		6.26		1.01

Distributions paid from:
Net investment income	(0.65)	(0.09)	—		—		—
In excess of net investment income	—	(1.28)	(1.14)		(0.86)		—
Net realized gains	—	(0.20)	—		—		—
Return of capital	—	(0.10)	(0.31)		(0.51)		(0.66)
Underwriting discounts and offering costs on issuance of common shares(4)	—	—	—		—		(0.95)

Net Asset Value, end of period	$11.70	$14.23	$27.80		$24.29		$19.40

Per common share market value, end of period	$10.55	$12.82	$26.20		$22.78		$19.54

Total investment return based on market value(5)(6)	(11.42)%	(46.45)%	21.30%		23.79%		1.13%

Ratios to Average Net Assets:(7)
Net investment income(loss)	3.09%	0.41%	(0.66)%		(0.47)%		0.11%
Gross operating expenses (benefit)	3.03%	(1.90)%	3.34%		5.44%		4.94%
Net operating expenses (benefit)	3.03%	(1.90)%	3.21	%(8)	5.14	%(8)	4.69	%(8)
Net operating expenses (excluding deferred income tax benefit/expense)	3.11%	2.72%	2.44	%(8)	2.25	%(8)	2.22	%(8)
Supplemental Data:
Net assets applicable to common shareholders, end of period (in 000s)	$207,440	$252,157	$492,670		$230,757		$183,685
Average net assets (000s)	$167,627	$396,335	$280,809		$214,892		$184,441
Portfolio turnover(5)	58.73%	28.64%	46.39	%(9)	74.87%		47.73%
Asset coverage per $1,000 unit of senior indebtedness(10)	$4,049	$3,284	$3,354		$3,187		$3,443
Short-term borrowings, end of period (000s)	$68,039	$110,400	$209,300		$105,500		$75,200

(1)	Commencement of operations.
(2)	Information presented relates to a common share outstanding for periods indicated.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period.
(5)	Not annualized for periods less than one year.
(6)

Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the DRIP.

(7)	Annualized for periods less than one year.
(8)

The amount includes an investment advisor waiver representing 0.13%, 0.30%, and 0.25% for the periods ended November 30, 2014, November 30, 2013, and November 30, 2012, respectively, to the expense ratios. Without this waiver, the expense ratios would be higher.

(9)

In connection with the reorganization of Salient MLP & Energy Infrastructure Fund into Salient Midstream & MLP Fund, no purchases or sales occurred in an effort to realign the combined fund’s portfolio after the merger, and therefore none have been excluded from the portfolio turnover calculation. The value of investments acquired in the reorganization, which has been excluded from purchases in the portfolio turnover calculation, is $337,519,725.

(10)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements

May 31, 2016 (Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Advisor”) to manage the Fund’s portfolio and operations. The Advisor is a Texas limited liability company that is registered as an investment advisor under the Investment Advisors Act of 1940, as amended. Under the Investment Management Agreement, the Advisor is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “C-Corp Subsidiary”). The C-Corp Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements. The Fund invests in the C-Corp Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the C-Corp Subsidiary.

The Fund also owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”). EMG Utica is considered a variable interest entity (“VIE”) as the Fund, as the limited partner, lacks the power to direct the activities of EMG Utica, as that resides with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. For purposes of consolidation, management believes the Fund is the primary beneficiary as it owns 100% of EMG Utica. EMG Utica holds a non-controlling underlying interest in MarkWest Utica EMG, L.L.C., which is a joint venture between MarkWest Energy Partners, L.P. (“MarkWest”) and The Energy and Minerals Group (“EMG”). MarkWest is owned by MPLX LP (NYSE: MPLX), which is a U.S. domiciled publicly traded master limited partnership that owns, operates, develops, and acquires midstream energy infrastructure assets. EMG is a private investment firm that targets equity investments in the energy and minerals sector. The Fund has a controlling financial interest in EMG Utica, and has therefore consolidated EMG Utica in the Fund’s consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiaries and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Fund and Subsidiaries are investment companies and follow the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by ALPS Fund Services, Inc., the Fund’s independent administrator (the “Administrator” or “ALPS”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor of the Fund’s valuation policies.

The Board has authorized the Advisor to establish a valuation committee of the Advisor (the “Advisor Valuation Committee”). The Advisor Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by the Advisor or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and C-Corp Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Advisor based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at May 31, 2016 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date^	Shares/Units	Cost	Fair Value
MarkWest Utica EMG, L.L.C.*	11.7%	2/22/13	16,000,000	$16,000,000	$24,262,000

Total Restricted Securities	11.7%			$16,000,000	$24,262,000

^	The date the Fund acquired EMG Utica, which invested proceeds into MarkWest Utica EMG, L.L.C.
*	EMG Utica has been deemed illiquid by the Advisor based on procedures approved by the Board. MarkWest Utica EMG, L.L.C. is held by the Fund through EMG Utica.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The consolidated financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund had the following transactions in written call options during the period ended May 31, 2016:

	Number of Contracts	Premiums
Written options outstanding at November 30, 2015	3,592	$60,021
Options written	2,731	155,143
Options exercised	(1,102)	(75,796)
Options expired	(3,592)	(60,021)

Written options outstanding at May 31, 2016	1,629	$79,347

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Fund may invest in swap agreements, primarily total return swap agreements, in connection with its hedging strategy to manage market risks.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

The Fund is usually a net buyer of credit default swap. The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of May 31, 2016, and where such derivatives are recorded:

Liabilities
Written Call Options at Fair Value
Equity Risk Exposure:
Written Call Options	$118,103

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the period ended May 31, 2016.

	Net Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Risk Exposure:
Written Options	$60,021	$(98,777)

As described above, the Fund utilized derivative instruments to achieve its investment objective during the period ended May 31, 2016. The Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at May 31, 2016, the Fund is subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger net payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts to or from different counterparties. At May 31, 2016, the Fund did not hold any derivatives that are subject to master netting agreements.

The following is a summary of the average monthly notional value of written options and futures contracts during the period ended May 31, 2016.

	Average Monthly Notional Value	Notional Value Outstanding at May 31, 2016
Written Call Options	$82,992	$118,103

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund generally makes quarterly distributions to shareholders. Net realized capital gains, if any, are distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

(l) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Advisor has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(m) IRS REGULATIONS

The Internal Revenue Service (“IRS”) adopted final regulations, published September 15, 2015 (“Regulations”), which will have the effect of requiring the Fund to aggregate the investment holdings of the C-Corp Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of one or more “qualified publicly traded partnerships.” Such “QPTPs” include MLPs, in which the Fund and C-Corp Subsidiary invest. The Regulations do not impact Fund investments in affiliates of MLPs or other Midstream Companies structured as corporations, as those categories are applied in the Fund’s investment strategies. The regulations are applicable to quarters that begin on or after December 15, 2015. As of May 31, 2016, the Advisor has reduced the Fund’s overall investments in MLPS, including assets held by the C-Corp Subsidiary, to no more than 25% of the Fund’s total assets.

(n) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

For the period ended May 31, 2016, the Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $7,313,865 of dividends and distributions received from its investments. Net realized gain was increased by $1,558,149 and change in net unrealized appreciation/depreciation was decreased by $5,755,716 in the accompanying Consolidated Statement of Operations, attributable to the recording of such dividends and distributions as a reduction in the cost basis of investments.

(o) FEDERAL AND OTHER TAXES

For the tax years ended November 30, 2013 through November 30, 2015, and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the period ended May 31, 2016, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The C-Corp Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The C-Corp Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the C-Corp Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the C-Corp Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the C-Corp Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the C-Corp Subsidiary’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the tax years ended November 30, 2013 through November 30, 2015, and for all major jurisdictions, management of the C-Corp Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Furthermore, management of the C-Corp Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change prior to liquidation of the C-Corp Subsidiary.

The C-Corp Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the C-Corp Subsidiary may modify its estimates or assumptions regarding the deferred tax liability.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

The C-Corp Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Consolidated Statement of Operations. The tax years ended November 30, 2013 through November 30, 2015 remain open and subject to examination by tax jurisdictions.

EMG Utica, as a partnership, does not directly pay federal income tax. EMG Utica’s wholly owned subsidiary, EMG Utica I Blocker Inc. is a corporation and, as such, is obligated to pay federal and state income tax on its taxable income.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Advisor Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Advisor Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Advisor is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Advisor to oversee the implementation of the Board approved valuation procedures by the Administrator. The Advisor Valuation Committee is comprised

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Advisor Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Advisor Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of May 31, 2016. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1		LEVEL 2	LEVEL 3	TOTAL
	Investment Securities	Other Financial Instruments^	Investment Securities	Investment Securities	Investment Securities	Other Financial Instruments^
Master Limited Partnerships and Related Companies
Gathering & Processing	$51,860,413	$—	$—	$24,262,000	$76,122,413	$—
Other	202,516,064	—	—	—	202,516,064	—
Convertible Bond	—	—	62,118	—	62,118	—
Written Options	—	(118,103)	—	—	—	(118,103)

Total	$254,376,477	$(118,103)	$62,118	$24,262,000	$278,700,595	$(118,103)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written call options. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of May 31, 2016:

	Fair Value May 31, 2016	Valuation Techniques	Unobservable Inputs(1)	Input
Master Limited Partnerships and Related Companies
MarkWest Utica EMG, L.L.C.	$24,262,000	Market comparable companies(2)	Private Market Discount	10.0%
			Weighted Average Enterprise Value/EBITDA Multiple(5)	8.9x
		Market comparable transactions(3)	Private Market Discount	10.0%
			Weighted Average Enterprise Value/EBITDA Multiple(6)	13.2x
		Discounted cash flow(4)	Equity Value/Distributable Cash Flow Exit Multiple	10x
			Discount Rate	11.1%

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

(1)

In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)	Weight ascribed to market comparable companies methodology was 16.7%.
(3)	Weight ascribed to market comparable transactions methodology was 16.7%.
(4)	Weight ascribed to discounted cash flows methodology was 66.6%.
(5)	Enterprise Value/EBITDA Multiple for market comparable companies methodology based on YR 1 and YR 2 weightings of 25% and 75%, respectively.
(6)	Enterprise Value/EBITDA Multiple for market comparable transactions methodology based on YR 1 and YR 2 weightings of 25% and 75%, respectively.

There were no transfers between Levels 1, 2, or 3 for the period ended May 31, 2016. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Balance as of November 30, 2015	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of May 31, 2016
Master Limited Partnerships and Related Companies
Gathering & Processing	$22,542,000	$—	$—	$—	$1,720,000	$24,262,000

Total Investments	$22,542,000	$—	$—	$—	$1,720,000	$24,262,000

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $225,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The average principal balance and weighted average interest rate for the period ended May 31, 2016, was approximately $63,317,277 and 1.37%, respectively. At May 31, 2016, the principal balance outstanding was $68,039,219 at an interest rate of 1.42%.

During the period ended May 31, 2016, the C-Corp Subsidiary maintained a line of credit agreement (the “Sub Agreement”) with BNS which provided a $75,000,000 committed lending facility. The Sub Agreement provided for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. For the period ended May 31, 2016, there were no borrowings under the Sub Agreement. In January 2016, the C-Corp Subsidiary terminated its Sub Agreement with BNS and effectively closed the committed lending facility.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to RICs and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The tax character of dividends paid to shareholders during the tax year ended in 2015 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$19,828,072	$7,897,204	$27,725,276	$1,818,045	$29,543,321

The tax character of dividends paid to shareholders during the tax year ended in 2014 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid(1)
$2,685,446	$10,642,074	$13,327,520	$3,620,853	$16,948,373

(1)	Total Taxable Distributions include a $3.4 million distribution to Salient MLP & Energy Infrastructure Fund shareholders of record as of November 13, 2014

The following information is provided on a tax basis as of May 31, 2016:

Cost of investments	$241,215,486

Gross unrealized appreciation	85,248,705
Gross unrealized depreciation	(47,763,596)
Net unrealized appreciation (depreciation) before tax	37,485,109
Net unrealized appreciation (depreciation) after tax	35,593,109

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

As of the end of the tax year ended November 30, 2015, the Fund had no net capital loss carry forwards (“CLCFs”).

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no deferred losses for the tax year ended November 30, 2015.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the C-Corp Subsidiary’s deferred tax liabilities as of May 31, 2016, are as follows:

Deferred tax liability:
Realized gain on investment securities	(2,303,863)

Total net deferred tax liability	$(2,303,863)

Components of EMG Utica’s deferred tax assets and liabilities as of May 31, 2016 are as follows:

Deferred tax assets:
Interest expense deferral	$993,000
Net operating loss carry forward	2,975,000

Total deferred tax assets	3,968,000
Less deferred tax liability:
Equity method investments	(5,860,000)

Total deferred tax liability	(5,860,000)

Total net deferred tax liability	$(1,892,000)

EMG Utica has recorded a deferred tax asset of $2,975,000 reflecting the benefit of $8,500,000 in loss carry forwards. Such deferred tax assets expire between 2033 and 2036.

The following table reconciles the provision for income taxes to the US federal statutory rate for EMG Utica:

Statutory federal income tax	35.0%
Income passed through to partners	488.5

Effective income tax rate	523.5%

The Fund has net CLCFs attributable to the C-Corp Subsidiary as summarized in the table below. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. It is the Board’s intent that the Fund will not distribute any realized gain distributions until the CLCFs have been offset or expire. The Fund also has net operating loss carry forwards (“NOLs”)

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

attributable to the C-Corp Subsidiary as summarized in the table below. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

Fiscal Period Ended Capital Loss		Expiration
November 30, 2014	$1,551,447	November 30, 2019

Net capital loss carry forward	$1,551,447

Fiscal Period Ended Net Operating Loss		Expiration
November 30, 2011	$68,009	November 30, 2030
November 30, 2012	432,835	November 30, 2031
November 30, 2012	147,078	November 30, 2032
November 30, 2013	2,684,400	November 30, 2032
November 30, 2013	507,997	November 30, 2033
November 30, 2014	5,603,627	November 30, 2033
November 30, 2014	3,484,030	November 30, 2034
November 30, 2015	2,974	November 30, 2035

Net operating loss carry forward	$12,930,950

The capital loss for the tax year ended November 30, 2015 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore, the use of this capital loss carry forward is dependent upon the C-Corp Subsidiary generating sufficient net capital gains prior to the expiration of the loss carry forward.

Although the Subsidiaries currently have a net deferred tax liability, they periodically review the recoverability of their deferred tax assets based on the weight of available evidence. When assessing the recoverability of their deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiaries’ assessment, they have determined that it is more likely than not that their deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiaries’ deferred tax asset. The Subsidiaries will continue to assess the need for a valuation allowance in the future.

Total income tax expense (benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to the C-Corp Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2016, as follows:

	Deferred	Total
Application of statutory income tax rate	($1,817,716)	($1,817,716)
State income taxes, net of federal tax benefit	(92,963)	(92,963)

Total income tax benefit	($1,910,679)	($1,910,679)

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

(6) INVESTMENT TRANSACTIONS

For the period ended May 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $148,021,684 and $191,928,816, respectively.

(7) ADMINISTRATION AGREEMENT

Prior to May 1, 2016, Citi Fund Services Ohio, Inc. (“Citi”) served as administrator to the Fund. In consideration for administrative, accounting, and recordkeeping services, the Fund paid Citi a monthly administration fee based on the greater of a minimum fee or fees based on the Fund’s average net assets for the month. Citi also provided the Fund with legal, compliance, tax services and other investor-related services.

Citibank serves as the Fund’s custodian and is paid monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

Effective May 1, 2016, ALPS serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for administrative, accounting and recordkeeping services of the Fund and receives a monthly fee based on the greater of a minimum fee or fees based on the average daily value of the Fund’s net assets.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Advisor, under the terms of the Investment Management Agreement between the Advisor and the Fund, the Fund pays the Advisor a management fee at an annualized rate, based on the average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) of the Fund of 1.20%. The fee is accrued and payable monthly.

In connection with the investment in EMG Utica, the Fund pays a management fee (the “Sub-advisory fee”) to EMG MUH, LP, an affiliate of EMG Utica, calculated at 1.0% annually of the contributed capital. The fee is payable quarterly in advance.

Also in connection with the investment in EMG Utica, the Fund is entitled to distributions in accordance with the terms of the limited partnership agreement. The terms of the limited partnership agreement allow for a portion of certain distributions to be paid to EMG MUH, LP as “carried interest” and represents a share of the profits.

(9) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down,

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2016 (Unaudited)

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(10) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 17,722,449 shares issued and outstanding at May 31, 2016. There was no capital share activity for the period ended May 31, 2016.

(11) SUBSEQUENT EVENTS

In December 2015, the Advisor recommended, and the Board approved, a plan of liquidation of the C-Corp Subsidiary (the “Plan”). Pursuant to the Plan, the C-Corp Subsidiary will cease operations and simultaneously transfer its investments to the Fund. The liquidation is expected to occur in the third fiscal quarter of 2016.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of May 31, 2016.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information

May 31, 2016

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Fund pays each Trustee who is not an “interested person” of the Advisor, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $6,000, paid quarterly, an annual Board meeting fee of $2,000, a fee of $667 per informal Board meeting, a fee of $333 per telephonic Board meeting, an annual fee of $375 for membership on the audit committee and valuation committee, an annual fee of $500 for membership on the compliance committee, an annual fee of $2,000 for the audit committee chair and compliance committee chair, and an annual fee of $2,400 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $6,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows each Trustee and executive officer’s full name, address, and age, the position held with the Trust, the length of time served in that position, his principal occupation during the past five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees*

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Trustee (since inception)	Managing Director of Salient (since 2002).	27	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).
Gregory A. Reid* Year of Birth: 1965	Trustee, President and Chief Executive Officer (since inception)	President, MLP Complex, Salient, since 2011; Managing Partner (Houston), Telemus Capital Partners (2007 to 2010); Merrill Lynch Private Banking Group (1997 to 2007).	1	None.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2016

(Unaudited)

Independent Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Karin B. Bonding, CFA Year of Birth: 1939	Trustee (since inception)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) (since 1996).	27	The Endowment Funds (investment companies) (five funds) (since 2010); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds), (2005 to 2010).
Jonathan P. Carroll Year of Birth: 1961	Trustee (since inception)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	27	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014).

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2016

(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	27	The Endowment Funds (investment companies) (five funds) (since 2009); Babson Funds (eleven funds) (since 2011); Greater Houston Community Foundation (2004 to 2009); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); American Telemedicine Association, (2007 to 2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (since 2004); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998).
Richard C. Johnson Year of Birth: 1937	Trustee (since inception)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	27	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014).

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2016

(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
G. Edward Powell Year of Birth: 1936	Trustee, Lead Independent Trustee (since inception)	Principal of Mills & Stowell (private equity) (2002 to 2010); Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	27	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Therapy Track, LLC (2009 to 2012); ESI Energy Services International, Inc. (2004 to 2013).
Scott E. Schwinger Year of Birth: 1965	Trustee (since inception)	President, The McNair Group (management), (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	27	The Endowment Funds (investment companies) (five funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation (since 2008).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.
**

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(1)

The Fund Complex for the purposes of this table consists of all open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”)(24), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and all public closed-end funds advised by either the Advisor or an affiliate of the Advisor (3).

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2016

(Unaudited)

Officers of the Fund Who Are Not Trustees

Name and Year of Birth	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (“CCO”) (since inception).	Chief Compliance Officer and Secretary, Forward Securities; Chief Compliance Officer, Forward Management (since 2015); Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting) (2009 to 2010); US Compliance Manager, Barclays Global Investors (2005 to 2008).
Christopher R. Arnold Year of Birth: 1977	Treasurer and Principal Financial Officer (since January 2016).	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP (2002 to 2009).
Jeremy L. Radcliffe Year of Birth: 1974	Secretary (since inception).	President, Forward Securities, since 2015; Managing Director of Salient (since 2002).

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2016

(Unaudited)

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on January 27, 2016, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and the Advisor. In preparation for review of this agreement, the Board requested the Advisor to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Trustees also met in-person among themselves prior to the January 27, 2016 meeting to review and discuss the responses of the Advisor in support of the consideration of the Advisory Agreement. At the request of the Independent Trustees, the Advisor made presentations regarding the materials and responded to questions from the Independent Trustees relating to, among other things, portfolio management, the Fund’s investment program, Fund and Advisor compliance programs, Fund performance including benchmarks and comparisons to other funds, Fund fee levels, other portfolios (including fees) managed by the Advisor and its affiliates and the Advisor’s profitability (including revenue of the Advisor across all its funds). The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

Following the Board’s review, the Independent Trustees met in executive session, and reported that they had had concluded that the Advisory Agreement enables the Fund’s shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. The Independent Trustees also reported that they took into account many factors, including overall markets, the Fund’s leverage and fees, and believed management has taken the appropriate steps in managing the Fund given the difficult circumstances related to the energy markets. They stated that in light of the Advisor’s efforts prudent exercise of judgment warranted renewal of the advisory fee. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: the specialized expertise required to manage the Fund’s strategy, personnel and staffing at the Advisor, the background and experience of key investment personnel; the Advisor’s focus on analysis of complex asset categories; the Advisor’s disciplined investment approach and commitment to investment principles; the Advisor’s significant investment in and commitment to personnel, including hiring and extensive training; the Advisor’s significant compliance, risk oversight and tax reporting efforts; and, the Advisor’s oversight of and interaction with service providers. The Board concluded that the nature, extent and

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2016

(Unaudited)

quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Advisor would be able to provide during the coming year quality of investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Fund. The Board evaluated the comparative information provided by the Advisor regarding the Fund’s investment performance, distributions and information on the performance of other investment funds and indices, including the relevance of various indices. The Board also considered the various performance reports received throughout the year. The Board noted the dramatic drawdown in the MLP markets and declines in energy prices. On the basis of the Trustees’ assessment, the Trustees concluded that the Advisor, although faced with significant declines in the Fund’s area of investment focus, was capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with comparable funds.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Advisor, the Board considered the revenues earned and expenses incurred by the Advisor. The Board took into account the significant investment by and cost to the Advisor in appropriate personnel and service infrastructure to support the Fund. On the basis of the Board’s review of the fees to be charged by the Advisor for investment advisory and related services, the specialized nature of the Fund’s investment program, the Advisor’s financial information and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the anticipated profitability of the relationship between the Fund and the Advisor.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that as a closed-end fund of a relatively fixed-scale the management fees reflect the Fund’s complex operations, the current markets for the MLP asset category, the economic environment for the Advisor, including its continued investment relating to support and monitoring of the Fund, and the competitive nature of the investment company market as relevant to the Fund. The Board noted that market action has resulted in expenses generally not spread over a growing asset pool. The Board noted that it would have the opportunity to periodically re-examine the matter of economies of scale, as well as the appropriateness of management fees payable to the Advisor.

Benefits (such as soft dollars) to the Advisor from its relationship with the Fund. The Board concluded that other benefits derived by the Advisor from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Advisor has not realized “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Advisor has made a continuing and substantial commitment both to the recruitment of high quality personnel, monitoring and investment decision-making, and maintained and expanded the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its investors. The Trustees also concluded that the Advisor continues to make a significant entrepreneurial commitment to the management and success of the Fund.

SALIENT MIDSTREAM & MLP FUND

Privacy Policy

(Unaudited)

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment advisor, sub-advisors, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Salient Midstream & MLP Fund

NYSE: SMM

Salient

4265 San Felipe
8th Floor
Houston, TX 77027

800-809-0525

www.salientpartners.com

05/16

Item 2.	Code of Ethics.

Not Applicable.

Item 3.	Audit Committee Financial Expert.

Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Not Applicable.

Item 5.	Audit committee of Listed Registrants.

Not Applicable.

Item 6.	Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2015 through December 31, 2015	—	N/A	N/A	N/A
January 1, 2016 through January 31, 2016	—	N/A	N/A	N/A
February 1, 2016 through February 29, 2016	—	N/A	N/A	N/A
March 1, 2016 through March 31, 2016	—	N/A	N/A	N/A
April 1, 2016 through April 30, 2016	—	N/A	N/A	N/A
May 1, 2016 through May 31, 2016	—	N/A	N/A	N/A

Total	—

Item 10.	Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not Applicable.

(a)(4) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SALIENT MIDSTREAM & MLP FUND

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer
Date: July 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer
Date: July 26, 2016

By (Signature and Title)	/s/ Christopher R. Arnold
Christopher R. Arnold
Treasurer and Principal Financial Officer
Date: July 26, 2016